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                                                                 Exhibit 10.4(d)


                       AVNET, INC. 1995 STOCK OPTION PLAN

                                OPTION AGREEMENT
                             (Non-Qualified Option)

            AGREEMENT made and entered into as of the          (the "Date of
Grant") by and between AVNET, INC. ("Avnet") and <<Name>> (the "Optionee").

                             W I T N E S S E T H :

            WHEREAS, Avnet has adopted the Avnet, Inc. 1995 Stock Option Plan (the "Plan") pursuant to which Options may be granted to certain Eligible Employees;

            WHEREAS, the Optionee is an Eligible Employee of Avnet, or one of its subsidiaries, or under consideration for employment by Avnet or employed by a business being acquired by Avnet; and

            WHEREAS, The Committee has determined that the granting of an Option to the Optionee will effectuate the purposes of the Plan and has approved the terms of this Option Agreement;

            NOW, THEREFORE, in consideration of the promises and of the mutual covenants hereinafter contained, it is agreed by and between Avnet and the Optionee as follows:

            1. All terms used herein which are defined in Article II of the Plan shall have the respective meanings assigned to them therein unless the context otherwise indicates, except that "Optionee" shall mean only the above-named party to this Option Agreement and "Successor Optionee" shall mean any person who, under the provisions of paragraphs 4 or 5 hereof, shall have acquired the right to exercise the Option evidenced hereby by will or the laws of descent and distribution.

            2. Subject to the terms and conditions set forth herein, the Optionee or any Successor Optionee shall be entitled to purchase from Avnet an
aggregate of <<Shares>> shares of Stock at a price of $      per share.


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            3. Subject to the provisions of paragraphs 4, 5 and 6 hereof, the
Option evidenced hereby shall be exercisable as follows:

            (a) for one year after the Date of Grant, such Option shall not be exercisable with respect to any of the shares of Stock subject thereto;

            (b) upon the first anniversary of the Date of Grant, such option shall become exercisable with respect to 25% of the total number of shares of Stock subject thereto; and

            (c) upon each succeeding anniversary of the Date of Grant, such Option shall become exercisable with respect to an additional 25% of the total number of shares of Stock subject thereto, cumulatively.

To the extent that the Option evidenced hereby shall have become exercisable, such Option may thereafter be exercised by the Optionee or any Successor Optionee in whole at any time or in part from time to time prior to the surrender, expiration or termination of such Option or the cessation of exercisability thereof; provided that each such exercise shall be for 100 shares of Stock or any multiple thereof or for the whole number of shares of Stock then purchasable under such Option. The Option evidenced hereby shall expire and cease to be exercisable after the day prior to the tenth anniversary of the Date of Grant.

            4. The Option evidenced hereby shall not be assignable or transferable by the Optionee or any Successor Optionee except in the event of the death of the Optionee or such Successor Optionee, nor shall such Option be exercisable during the respective lifetimes of the Optionee or any Successor Optionee except by the Optionee or such Successor Optionee. In the event of the death of the Optionee while in the employ of the Company, the Option evidenced hereby shall remain exercisable (unless such Option shall sooner be surrendered or expire) for one year after the date of death of the Optionee; provided, however, that the Option must be exercised no later than the day prior to the tenth anniversary of the Date of Grant, and only (a) by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that such Option shall have been exercisable by the Optionee at the date of death. At the end of the aforesaid period, such Option (unless it shall sooner have been surrendered or have expired) shall terminate and cease to be exercisable.


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            5. In the event that the Optionee shall cease to be employed by the
Company for any reason other than death, disability, retirement, or other reasons determined by the Committee in its sole discretion, the Option evidenced hereby shall forthwith upon such cessation of employment terminate and cease to be exercisable. In the event that the Optionee shall cease to be employed by the Company as a result of disability, retirement, or other reasons determined by the Committee in its sole discretion, the Option evidenced hereby shall remain exercisable for three months after the date of such cessation of employment, but in no event later than the day prior to the tenth anniversary of the Date of Grant (unless such Option shall sooner be surrendered for termination or expire), and only (a) by the Optionee or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that such Option was exercisable by the Optionee at such date of cessation of employment. At the end of the aforesaid period, such Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable. The Plan shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with his right, or the Company's right, to terminate his employment at any time.

            6. The Committee may, in the event of a public solicitation, by any person, firm or corporation other than Avnet, of tenders of 50% or more of the then outstanding Stock (known conventionally as a "tender offer"), accelerate exercisability of the Option evidenced hereby if the Optionee is then employed with the Company, so that the Option evidenced hereby shall become immediately exercisable in full; provided that any such accelerated exercisability shall continue in effect only until expiration, termination or withdrawal of such "tender offer," whereupon the Option evidenced hereby shall be (and shall continue thereafter to be) exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

            7. (a) To the extent that the Option evidenced hereby shall have become and shall be exercisable as hereinabove provided, such Option may be exercised at any time and from time to time by the Optionee or any Successor Optionee by written notice to Avnet stating the number of shares with respect to which such Option is being exercised, accompanied by (i) payment (by certified check if so required by Avnet) in the amount of the aggregate exercise price in full therefor, or (ii) delivery of certificates representing shares of Stock (duly endorsed or accompanied by


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appropriate stock powers, in either case with signature guaranteed if so required by Avnet) having a Fair Market Value, at the date of receipt by Avnet of such certificates and the notice mentioned above, equal to or in excess of such aggregate exercise price, or (iii) a combination of payment and delivery of certificates for Stock equal in total sum to the exercise price in full for the shares being purchased.

            (b) As soon as practicable after receipt of notice as provided in subparagraph (a) above, Avnet shall, without requiring payment of any transfer or issue tax by the Optionee or any Successor Optionee, deliver to the Optionee or such Successor Optionee, at the principal office of Avnet (or such other place as Avnet may designate), a certificate or certificates representing the shares of Stock acquired upon such exercise; provided, however, that the date for any such delivery may be postponed by Avnet for such period as it may require, in the exercise of reasonable diligence (i) to register the shares of Stock so purchased (together with any part or all of the balance of the shares of Stock and/or any other securities of Avnet which may be deliverable pursuant to the exercise of Options) under the Securities Act of 1933, as amended, and/or to obtain the opinions of counsel referred to in clauses (b) and (e) of paragraph 9 below and (ii) to comply with the applicable listing requirements of any national securities exchange or with any other requirements of law. If the Optionee or such Successor Optionee shall fail to accept delivery of all or any part of the shares of Stock with respect to which such Option is being exercised, upon tender thereof, the right of the Optionee or such Successor Optionee to exercise such Option with respect to such unaccepted shares may, in the discretion of the Committee, be terminated.

            (c) Upon each exercise of the Option, the Optionee or Successor Optionee shall pay to Avnet such amounts as may be required under all applicable income tax laws to be withheld in connection with such exercise. An Optionee whose transactions in Stock are subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may, in the discretion of the Committee and subject to the provisions of paragraph 4 of Article VII of the Plan and to such rules as the Committee may have adopted pursuant thereto, elect to satisfy such obligation, in whole or in part, by requesting that Avnet withhold shares of Stock having a Fair Market Value equal to the amounts required to be so withheld. Each such election with respect to the exercise of an Option (i)


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must be made on or prior to the date that the amount to be withheld is determined; (ii) shall be irrevocable and (iii) is subject to the disapproval of the Committee.

            8. Neither the Optionee nor any Successor Optionee shall acquire or have any rights as a shareholder of Avnet by virtue of the Option evidenced hereby until the certificates representing shares of Stock issued pursuant to the exercise of such Option are delivered to the Optionee or such Successor Optionee, but the rights as a stockholder of the Optionee or such Successor Optionee after certificates representing shares of Stock are so delivered shall be deemed to be the rights of a shareholder of record as of the date of receipt by Avnet of notice of the exercise of the Option evidenced hereby and of the full consideration for the shares of Stock purchased pursuant to such exercise as hereinabove provided.

            9. Avnet agrees to register under the Securities Act of 1933, as amended, the shares of Stock which may be issued pursuant to the exercise of options granted under the Plan; nevertheless, Avnet shall not be obligated to sell or deliver any shares of Stock pursuant to the exercise of the Option evidenced hereby unless

               (a) (i) such shares have at the time of such exercise been registered under the Securities Act of 1933, as amended, (ii) no stop order suspending the effectiveness of such registration statement has been issued and no proceedings therefor have been instituted or threatened under said Act, and
(iii) there is available at the time of such exercise a prospectus meeting the requirements of Section 10(a)(3) of said Act, or

               (b) Avnet shall have received from its counsel an opinion that registration of such shares under said Act is not required, and

               (c) such shares are at the time of such exercise, or upon official notice of issuance will be, listed on each national securities exchange on which the Stock is then listed, and

               (d) the prior approval of such sale has been obtained from any State regulatory body having jurisdiction (but nothing herein contained shall be deemed to require Avnet to register or qualify as a foreign corporation in any State nor, except as to any matter or transaction relating to the sale or delivery of such shares, to consent to service of process in any State), and

               (e) Avnet shall have received an opinion from its counsel with respect to compliance with the matters set forth in clauses (a), (c) and (d) above.


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           10. (a) In the event that the Stock shall be split up, divided or otherwise reclassified into or exchanged for a greater or lesser number of shares of Stock of Avnet or into shares of Stock and/or any other securities of Avnet by reason of recapitalization, reclassification, stock split or reverse split, combination of shares or other reorganization, the term "Stock" as used herein shall thereafter mean the number and kind of shares or other securities into which the Stock shall have been so split up, divided or otherwise reclassified or exchanged; and the remaining number of shares of Stock which may thereafter be sold pursuant to the exercise of the Option evidenced hereby shall be correspondingly adjusted. In the event that any dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may thereafter be sold pursuant to the exercise of the Option evidenced hereby shall be increased by the percentage which the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately prior to the payment of such dividend.

               (b) Upon the occurrence of any event provided for in subparagraph
(a) above, the purchase price per share of Stock upon the exercise of the Option evidenced hereby shall be appropriately and correspondingly adjusted.

            11. In the event that, upon any adjustment made in accordance with paragraph 10 above, the remaining number of shares of Stock which may thereafter be sold pursuant to the exercise of the Option evidenced hereby shall include a fractional share of Stock, such fractional share of Stock shall be disregarded for all purposes hereof and the Optionee or any Successor Optionee shall become entitled neither to purchase the same nor to receive cash or script in payment therefor or in lieu thereof.

            12. Each certificate representing shares of Stock issued pursuant to the exercise of the Option evidenced hereby shall, unless the shares of Stock represented by any such certificate are, at the time of delivery thereof to the Optionee or any Successor Optionee, registered under the Securities Act of 1933, as amended, bear a legend to the effect that such shares may only be transferred in such manner and under such conditions as do not involve a violation of said Act. By the acceptance hereof, the Optionee, on behalf of himself and every Successor Optionee and every other person who may succeed to his interest in the shares of Stock subjected to the Option evidenced hereby, consents to the stamping or imprinting of such legend on each certificate


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representing the same and to any and all stop-transfer instructions, given by
Avnet to its transfer agents to effect the purposes of such legend, with respect to such shares and any other shares of Stock owned by the Optionee, any such Successor Optionee or any such other successor in interest.

            13. Any question of interpretation or application of the terms of this Option Agreement shall be determined by the Committee, and such determination shall be final and binding upon the Optionee and all Successor Optionees.

            14. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including all Successor Optionees, and no other person shall have any right or obligation hereunder.

            15. A copy of the Plan prospectus has heretofore been delivered to the Optionee, and a copy of each and every amendment thereto shall be delivered to the Optionee or any Successor Optionee as soon as practicable after adoption thereof.

            IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first above written.

                                    AVNET, INC.



                                    By
                                      ------------------------------------------
                                         Raymond Sadowski - Sr. Vice President
                                         and Chief Financial Officer


                                         Optionee - <<Name>>

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